Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
12.	Commitments and CONTINGENCIES

Purchase commitments

The Company has entered into two agreements for leasehold improvements on the office premises. As of December 31, 2020, the Company’s commitment under these agreements amounted to $7 million. There is no commitment as of December 31, 2019 and 2018.

Variable interest entity structure

In the opinion of management, (i) the corporate structure of the Company is in compliance with existing PRC laws and regulations; (ii) the Contractual Arrangements are valid and binding, and do not result in any violation of PRC laws or regulations currently in effect; and (iii) the business operations of Blue Hat WFOE and the VIEs are in compliance with existing PRC laws and regulations in all material respects.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to the foregoing opinion of its management. If the current corporate structure of the Company or the Contractual Arrangements is found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its corporate structure and operations in the PRC to comply with changing and new PRC laws and regulations. In the opinion of management, the likelihood of loss in respect of the Company’s current corporate structure or the Contractual Arrangements is remote based on current facts and circumstances.

In addition, due to restrictions on the distribution of share capital from the Group’s PRC subsidiaries and also as a result of these entities’ unreserved accumulated losses, total restrictions placed on the distribution of the Group’s PRC subsidiaries’ net liabilities were $(0.1) million, or 100% of total net liabilities as of December 31,2018. Net assets were $ 1.3 million, or 100% of total net assets as of December 2019. Net assets were $ 60.1 million, or 99% of total net assets.

Litigation

Federal Class Action Securities Litigation (Beltran v. SOS Ltd., et al., No. 1:21-cv-07454 (D.N.J.))

On March 30, 2021, Kimberly Beltran, suing on behalf of a class of purchasers of American depository shares of SOS Ltd., filed a complaint in the U.S. District Court for the District of New Jersey for alleged violations of the federal securities laws. The complaint generally claims that defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 by making false or misleading statements or omissions regarding: (1) the nature, location, and/or existence of the Company’s offices; (2) the Company’s transactions with cryptocurrency mining and technology firms; and (3) the type and/or existence of the cryptocurrency mining rigs the Company claimed to have purchased. The complaint claims that the Company’s statements regarding these issues were shown to be false and misleading based on reports and commentary issued by certain short sellers. The named defendants include the Company, Mr. Yandai Wang, and Mr. Eric H. Yan. The complaint seeks unspecified damages, pre-judgment and post-judgment interest, and attorneys’ fees, expert fees, and other costs. The case is in its preliminary stages and a lead plaintiff has not yet been appointed. Defendants intend to defend the case vigorously.